MUNIYIELD
ARIZONA
FUND, INC.


[FUND LOGO]
STRATEGIC
          Performance


Annual Report
October 31, 1997


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #16792 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



MuniYield Arizona Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.719 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.28%, based on a month-end net asset value of $13.61 per share. Over the same period, the total investment return on the Fund's Common Stock was +10.37%, based on a change in per share net asset value from $13.06 to $13.61, and assuming reinvestment of $0.719 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.74%, based on a change in per share net asset value from $12.87 to $13.61, and assuming reinvestment of $0.358 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.22% for Series A and 3.49% for Series B.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the six-month period ended October 31, 1997, we maintained a neutral to aggressive investment strategy, which benefited the Fund's performance. The primary investment concern during this period was how fast the US economy could grow without triggering inflation or an interest rate hike from the FRB. We did not view inflation to be a problem and therefore kept the Fund's cash reserves to a minimum level. The Fund's positive performance during the past year was primarily the result of a fully invested strategy capturing the positive price movement from lower long-term interest rates. This strategy resulted in a greater total return and higher yields than the Lipper Analytical Services averages for closed-end Arizona leveraged funds.

In October, uncertainty hit the world equity markets, causing a flight to quality in the US bond market. We believe this worldwide economic event may likely sideline the FRB from raising interest rates further, slow US gross domestic product and continue to enhance our strategy of being fully invested in quality long-duration municipal bonds.

Looking ahead, we will continue to monitor world events to see whether inflation or noninflation will win out in 1998. We believe that the US economy may slow and that interest rates may move lower over the next year. Consequently, we expect to keep our portfolio strategy in place for the near future.

In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/HUGH T. HURLEY III
Hugh T. Hurley III
Vice President and Portfolio Manager

December 3, 1997



MuniYield Arizona Fund, Inc.                            October 31, 1997


PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Arizona Fund, Inc. Common Stock
shareholders voted on the following proposals. The proposals were approved at a shareholders'
meeting on September 17, 1997. The description of each proposal and number of shares voted are as follows:

                                                                  Shares Voted  Shares Withheld
                                                                       For        From Voting
1. To elect the Fund's Board of Directors:     James H. Bodurtha     4,336,774     69,653
                                               Herbert I. London     4,335,574     70,853
                                               Robert R. Martin      4,334,745     71,682
                                               Arthur Zeikel         4,335,758     70,669

                                               Shares Voted         Shares Voted  Shares Voted
                                                    For                Against      Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.         4,319,877              24,705       61,845

During the six-month period ended October 31, 1997, MuniYield Arizona Fund, Inc. Preferred Stock
shareholders (Series A and Series B) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 17, 1997. The description of each proposal and number of shares voted are as follows:

                                                                         Shares Voted  Shares Withheld
                                                                             For         From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold
   and Arthur Zeikel as follows:
                                                    Series A                 516              2
                                                    Series B                 676             15

                                                             Shares Voted     Shares Voted     Shares Voted
                                                                  For            Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year as follows:
                                                    Series A      516                0               2
                                                    Series B      687                0               4




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.

The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




SCHEDULE OF INVESTMENTS                                                                                              (in Thousands)

S&P      Moody's   Face                                                                                                     Value
Ratings  Ratings  Amount                                        Issue                                                    (Note 1a)

Arizona -- 90.2%
                          Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds,
                          AMT, Series B:
NR*       A        $700   7% due 3/01/2002                                                                                   $750
NR*       A       2,920   7% due 3/01/2003                                                                                  3,189
NR*       Aaa     1,810   Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds
                          (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                                           2,080
AAA       Aaa       325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (i)                  396
AA        Aaa     1,400   Arizona State Transportation Board, Highway Revenue Bonds, Sub-Series B,
                          6.50% due 7/01/2002 (h)                                                                           1,550
AA+       Aa1     3,000   Arizona State Wastewater Management Authority, Wastewater Treatment
                          Financial Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011                         3,341
                          Chandler, Arizona, Water and Sewer Revenue Bonds (b):
AAA       Aaa     1,000   6.50% due 7/01/2006 (h)                                                                           1,149
AAA       Aaa     1,000   5.25% due 7/01/2016                                                                                 995
BBB-      NR*     1,750   Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co. Project),
                          AMT, 6.375% due 10/01/2036                                                                        1,847
A1+       P1      2,300   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds
                          (Arizona Public Service -- Navajo Project), VRDN, AMT, Series A, 3.80% due 10/01/2029 (a)          2,300
AAA       Aaa       605   Gilbert, Arizona, Projects of 1988, GO, UT, Series C, 8.50% due 7/01/2005 (b)                       745
                          Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                          (American Graduate School International) (d):
AAA       NR*       500   7% due 7/01/2005 (h)                                                                                584
AAA       NR*       500   7.125% due 7/01/2005 (h)                                                                            588
AAA       NR*       500   5.875% due 7/01/2015                                                                                524
AAA       Aaa     2,920   Maricopa County, Arizona, Alhambra Elementary School District Number 68
                          Refunding Bonds, UT, Series A, 6.80% due 7/01/2011 (g)                                            3,142
AAA       Aaa     1,000   Maricopa County, Arizona, Chandler Unified School District Number 80
                          Refunding Bonds, 6.25% due 7/01/2011 (c)                                                          1,130
AAA       Aaa     2,000   Maricopa County, Arizona, Gilbert Unified School District Number 41 Improvement Bonds,
                          UT, Series C, 6.10% due 7/01/2004 (c)(h)                                                          2,194
BBB-      Baa1    2,505   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation),
                          6.125% due 4/01/2018                                                                              2,604
                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                          (Samaritan Health Services Hospital), Series A (b):
AAA       Aaa       500   7% due 12/01/2013                                                                                   545
AAA       Aaa     2,400   7% due 12/01/2016                                                                                 2,935
AAA       Aaa     1,000   Maricopa County, Arizona, Mesa Unified School District Number 4,
                          Project of 1995, UT, Series B, 5%  due 7/01/2012 (c)                                                999
AAA       Aaa     2,600   Maricopa County, Arizona, Paradise Valley Unified School District Number 69,
                          Project of 1994, UT, Series B, 5.25% due 7/01/2015 (b)                                            2,607
AAA       Aaa     1,500   Maricopa County, Arizona, Peoria Unified School District Number 11 Refunding Bonds,
                          6.10% due 7/01/2010 (g)                                                                           1,623
BB+       Ba1     2,500   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                          (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026                    2,630
AA        Aa2     1,825   Maricopa County, Arizona, Scottsdale Unified School District Number 48
                          Improvement Bonds, UT, 6.60% due 7/01/2012                                                        2,130
AAA       Aaa       500   Maricopa County, Arizona, Tempe Elementary School District Number 3,
                          Refunding and Improvement Bonds, UT, 7.50% due 7/01/2010 (c)                                        625
AAA       Aaa     4,000   Mesa, Arizona, Utilities System Revenue Bonds, 6.125% due 7/01/2013 (c)                           4,369
AAA       Aaa     1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (b)                                                                           1,006
AAA       Aaa     2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service Company), Series A, 5.875% due 8/15/2028 (g)                              2,815
                          Phoenix, Arizona, Civic Improvement Corporation, Wastewater System, Lease
                          Revenue Refunding Bonds:
A         Aa3       500   5% due 7/01/2018                                                                                    483
AAA       Aaa       800   5% due 7/01/2018 (b)                                                                                773
AA-       Aa      1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                          Junior Lien, 6% due 7/01/2019                                                                     1,050
                          Phoenix, Arizona, Refunding Bonds, UT, Series A:
AA+       Aa1     1,485   6% due 7/01/2011                                                                                  1,645
AA+       Aa1     4,285   5% due 7/01/2019                                                                                  4,185
AAA       Aaa     1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners), Series A,
                          5.625% due 4/01/2014 (b)                                                                          1,034
AAA       Aaa     3,050   Pima County, Arizona, Tucson Unified School District Number 1, Refunding Bonds, LT,
                          7.50% due 7/01/2009 (c)                                                                           3,788
A1+       P1      2,100   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.), VRDN,
                          3.65% due 12/01/2009 (a)                                                                          2,100
A1+       P1      1,200   Pinal County, Arizona, IDA, PCR (Newmont Mining Corp.), DATES, 3.65% due 12/01/2009 (a)           1,200
                          Salt River Project, Arizona, Agricultural Improvement and Power District,
                          Electric System Revenue Bonds, Series A:
AA        Aa2     3,165   6.50% due 1/01/2001 (h)                                                                           3,435
A1+       Aa2     2,500   5% due 1/01/2020                                                                                  2,412
AA+       Aa1       825   Tempe, Arizona, Refunding Bonds, GO, UT, Series A, 5.35% due 7/01/2010                              864
AAA       Aaa     1,000   Tempe, Arizona, Unified High School District Number 213 Refunding and
                          Improvement Bonds, UT, 7%  due 7/01/2008 (c)                                                      1,192
AAA       Aaa     1,000   Tucson, Arizona, GO, UT, Series A, 5.375% due 7/01/2017 (b)                                       1,009
AAA       Aaa     2,000   Tucson, Arizona, Local Business Development Finance Corporation,
                          Lease Revenue Refunding Bonds, 6.25% due 7/01/2012 (c)                                            2,169
A+        A1      1,430   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                               1,542
AA        A1      1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011                    1,457

Puerto Rico -- 8.2%
AAA       Aaa     2,000   Puerto Rico Commonwealth, YCN, 7.882% due 7/01/2020 (e)(f)                                        2,160
AAA       Aaa       520   Puerto Rico Commonwealth, Highway and Transportation Authority,
                          Highway Revenue Bonds, Series T, 6.625% due 7/01/2002 (h)                                           580
                          Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA       Aaa     2,000   LEVRRS, 8.208% due 7/01/2023 (e)(f)                                                               2,198
BBB+      Aaa     2,250   Series P, 7% due 7/01/2001 (h)                                                                    2,511

Total Investments (Cost -- $83,767) -- 98.4%                                                                               89,179

Other Assets Less Liabilities -- 1.6%                                                                                       1,407
                                                                                                                       ----------
Net Assets -- 100.0%                                                                                                      $90,586
                                                                                                                       ==========
(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at October 31, 1997.
(b) MBIA Insured.
(c) FGIC Insured.
(d) Connie Lee Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(f) FSA Insured.
(g) AMBAC Insured.
(h) Prerefunded.
(i) BIG Insured.
*   Not Rated.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
IDA    Industrial Development Authority
LEVRRS Leveraged Reverse Rate Securities
LT     Limited Tax
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes
YCN    Yield Curve Notes

See Notes to Financial Statements.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $83,767,010) (Note 1a)                             $89,178,840
                      Cash                                                                                              46,150
                      Receivables:
                      Interest                                                                      $1,474,005
                      Securities sold                                                                   55,000       1,529,005
                                                                                                 -------------
                      Deferred organization expenses (Note 1e)                                                           4,059
                      Prepaid expenses and other assets                                                                  2,211
                                                                                                                 -------------
                      Total assets                                                                                  90,760,265
                                                                                                                 -------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                               58,451
                      Investment adviser (Note 2)                                                       40,731          99,182
                                                                                                 -------------
                      Accrued expenses                                                                                  75,097
                                                                                                                 -------------
                      Total liabilities                                                                                174,279
                                                                                                                 -------------

Net Assets:           Net assets                                                                                   $90,585,986
                                                                                                                 =============

Capital:              Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.05 per share (1,212 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                          $30,300,000
                      Common Stock, par value $.10 per share (4,429,326 shares  issued
                      and outstanding)                                                                $442,933
                      Paid-in capital in excess of par                                              60,342,318
                      Undistributed investment income -- net                                           290,600
                      Accumulated realized capital losses on investments -- net (Note 5)            (6,201,695)
                      Unrealized appreciation on investments -- net                                  5,411,830
                                                                                                 -------------
                      Total -- Equivalent to $13.61 net asset value per share of
                      Common Stock (market price -- $12.875)                                                        60,285,986
                                                                                                                 -------------
                      Total capital                                                                                $90,585,986
                                                                                                                 =============
                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.





Statement of Operations

                                                                                           For the Year Ended October 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                      $4,981,436
(Note 1d):
Expenses:             Investment advisory fees (Note 2)                                               $446,407
                      Commission fees (Note 4)                                                          76,884
                      Professional fees                                                                 74,108
                      Accounting services (Note 2)                                                      59,268
                      Printing and shareholder reports                                                  36,754
                      Transfer agent fees                                                               35,267
                      Directors' fees and expenses                                                      23,100
                      Listing fees                                                                       8,500
                      Pricing fees                                                                       6,877
                      Custodian fees                                                                     6,362
                      Amortization of organization expenses (Note 1e)                                    4,105
                      Other                                                                             16,720
                                                                                                  ------------
                      Total expenses before reimbursement                                              794,352
                      Reimbursement of expenses (Note 2)                                               (34,874)
                                                                                                  ------------
                      Total expenses after reimbursement                                                               759,478
                                                                                                                  ------------
                      Investment income -- net                                                                       4,221,958
                                                                                                                  ------------
Realized &            Realized gain on investments -- net                                                              261,958
Unrealized            Change in unrealized appreciation on investments -- net                                        2,156,135
Gain on                                                                                                           ------------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                          $6,640,051
(Notes 1b, 1d & 3):                                                                                               ============


                      See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                     For the Year Ended
                                                                                                          October 31,
                                                                                               --------------------------------
                                                                                                     1997            1996

Increase (Decrease) in Net Assets:

Operations:           Investment income -- net                                                      $4,221,958      $4,371,303
                      Realized gain (loss) on investments -- net                                       261,958         (79,557)
                      Change in unrealized appreciation on investments -- net                        2,156,135        (852,369)
                                                                                                 -------------   -------------
                      Net increase in net assets resulting from operations                           6,640,051       3,439,377
                                                                                                 -------------   -------------

Dividends to          Investment income -- net:
Shareholders:         Common Stock                                                                  (3,186,010)     (3,382,627)
(Note 1f):            Preferred Stock                                                               (1,024,834)     (1,016,052)
                                                                                                 -------------   -------------
                      Net decrease in net assets resulting from dividends to shareholders           (4,210,844)     (4,398,679)
                                                                                                 -------------   -------------

Capital Stock         Offering costs from issuance of common stock resulting from reorganization           --          (68,551)
Transactions                                                                                     -------------   -------------
(Notes 1e & 4):       Net decrease in net assets derived from capital stock transactions                   --          (68,551)
                                                                                                 -------------   -------------

Net Assets:           Total increase (decrease) in net assets                                        2,429,207      (1,027,853)
                      Beginning of year                                                             88,156,779      89,184,632
                                                                                                 -------------   -------------
                      End of year*                                                                 $90,585,986     $88,156,779
                                                                                                 =============   =============
                    * Undistributed investment income -- net                                          $290,600        $279,486
                                                                                                 =============   =============
                      See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived                                                          For the
from information provided in the financial statements.                                                              Period
                                                                                                                   Oct. 29,
                                                                                       For the Year               1993+ to
                                                                                     Ended October 31              Oct. 31,
                                                                            1997      1996      1995      1994       1993
Increase (Decrease) in Net Asset Value:                                    -----------------------------------------------
Per Share           Net asset value, beginning of period                    $13.06    $13.29    $11.33    $14.11    $14.18
Operating                                                                  -------   -------   -------   -------   -------
Performance:        Investment income -- net                                   .96       .98      1.03       .99        --
                    Realized and unrealized gain (loss)
                    on investments -- net                                      .54      (.20)     2.01     (2.68)       --
                                                                           -------   -------   -------   -------   -------
                    Total from investment operations                          1.50       .78      3.04     (1.69)       --
                                                                           -------   -------   -------   -------   -------
                    Less dividends to Common Stock shareholders:
                    Investment income -- net                                  (.72)     (.76)     (.77)     (.75)       --
                                                                           -------   -------   -------   -------   -------
                    Capital charge resulting from issuance
                    of Common Stock                                             --      (.02)     (.05)       --      (.07)
                                                                           -------   -------   -------   -------   -------
                    Effect of Preferred Stock activity:++
                    Dividends to Preferred Stock shareholders:
                    Investment income -- net                                  (.23)     (.23)     (.26)     (.17)       --
                    Capital charge resulting from issuance
                    of Preferred Stock                                          --        --        --      (.17)       --
                                                                           -------   -------   -------   -------   -------
                    Total effect of Preferred Stock activity                  (.23)     (.23)     (.26)     (.34)       --
                                                                           -------   -------   -------   -------   -------
                    Net asset value, end of period                          $13.61    $13.06    $13.29    $11.33    $14.11
                                                                           =======   =======   =======   =======   =======
                    Market price per share, end of period                  $12.875   $12.125    $11.75   $10.375    $15.00
                                                                           =======   =======   =======   =======   =======

Total Investment    Based on market price per share                          12.46%     9.70%    21.04%   (26.55%)     .00++++
Return:**                                                                  =======   =======   =======   =======   =======
                    Based on net asset value per share                       10.37%     4.47%    25.37%   (14.73%)    (.49%)++++
                                                                           =======   =======   =======   =======   =======

Ratios to Average   Expenses, net of reimbursement                             .85%      .66%      .55%      .54%       --
Net Assets:***                                                             =======   =======   =======   =======   =======
                    Expenses                                                   .89%      .87%      .95%     1.09%       --
                                                                           =======   =======   =======   =======   =======
                    Investment income -- net                                  4.73%     4.93%     5.33%     5.13%      .02%*
                                                                           =======   =======   =======   =======   =======

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                         $60,286   $57,857   $58,885   $21,153   $25,506
                                                                           =======   =======   =======   =======   =======
                    Preferred Stock outstanding, end of period
                    (in thousands)                                         $30,300   $30,300   $30,300   $12,950        --
                                                                           =======   =======   =======   =======   =======
                    Portfolio turnover                                       34.49%    31.75%    75.93%    80.03%       --
                                                                           =======   =======   =======   =======   =======

Leverage:           Asset coverage per $1,000                               $2,990    $2,909    $2,943    $2,633        --
                                                                           =======   =======   =======   =======   =======

Dividends           Series A -- Investment income -- net                      $820      $824      $953      $598        --
Per Share On                                                               =======   =======   =======   =======   =======
Preferred Stock     Series B -- Investment income -- net                      $865      $849      $551        --        --
Outstanding:                                                               =======   =======   =======   =======   =======


               *    Annualized.
               **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,may result in substantially different returns. Total investment returns exclude the effects of sales loads.
               ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
               +    Commencement of operations.
               ++   The Fund's Preferred Stock was issued on December 2, 1993 (Series A) and March 27, 1995 (Series B).
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




MuniYield Arizona Fund, Inc.                          October 31, 1997

Notes to Financial Statements

1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1997, FAM earned fees of $446,407, of which $34,874 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $29,069,417 and $30,550,727, respectively.

Net realized and unrealized gains as of October 31, 1997 were as follows:

                                             Realized     Unrealized
                                               Gains        Gains

Long-term investments                        $261,958    $5,411,830
                                             --------    ----------
Total                                        $261,958    $5,411,830
                                             --------    ----------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,411,830, of which $5,431,596 related to appreciated securities and $19,766 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $83,767,010.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.15% and Series B, 3.59%.

As of October 31, 1997, there were 1,212 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $31,828 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $5,751,000, of which $937,000 expires in 2001, $3,561,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November, 6 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059584 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Arizona Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 29, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Arizona Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.
Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

ASE Symbol
MZA